================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K
                                ----------------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 14, 2003
                        (Date of earliest event reported)


 Commission       Registrants; States of Incorporation;                                      I.R.S. Employer
  File Number     Address and Telephone Number                                             Identification Nos.
-------------     ---------------------------------------                                  -------------------
   1-3525        AMERICAN ELECTRIC POWER COMPANY, INC. (A New York Corporation)                 13-4922640
   0-346         AEP TEXAS CENTRAL COMPANY (A Texas Corporation)                                74-0550600
   0-340         AEP TEXAS NORTH COMPANY (A Texas Corporation)                                  75-0646790
   1-3457        APPALACHIAN POWER COMPANY (A Virginia Corporation)                             54-0124790
   1-2680        COLUMBUS SOUTHERN POWER COMPANY (An Ohio Corporation)                          31-4154203
   1-3570        INDIANA MICHIGAN POWER COMPANY (An Indiana Corporation)                        35-0410455
   1-6858        KENTUCKY POWER COMPANY (A Kentucky Corporation)                                61-0247775
   1-6543        OHIO POWER COMPANY (An Ohio Corporation)                                       31-4271000
   0-343         PUBLIC SERVICE COMPANY OF OKLAHOMA (An Oklahoma Corporation)                   73-0410895
   1-3146        SOUTHWESTERN ELECTRIC POWER COMPANY (A Delaware Corporation)                   72-0323455
                 1 Riverside Plaza, Columbus, Ohio 43215
                 Telephone (614) 716-1000



    This combined Form 8-K is separately filed by American Electric Power Company, Inc., AEP Texas Central Company, AEP Texas North Company, Appalachian Power Company, Columbus Southern Power Company, Indiana Michigan Power Company, Kentucky Power Company, Ohio Power Company, Public Service Company of Oklahoma and Southwestern Electric Power Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. Except for American Electric Power Company, Inc., each registrant makes no representation as to information relating to the other registrants.

================================================================================

Item 5.  Other Events

        This Current Report on Form 8-K (Report) is limited to the impact of updating the business segments of American Electric Power Company, Inc. (AEP), AEP Texas Central Company (TCC), AEP Texas North Company (TNC), Appalachian Power Company (APCo), Columbus Southern Power Company (CSPCo), Indiana Michigan Power Company (I&M), Kentucky Power Company (KPCo), Ohio Power Company (OPCo), Public Service Company of Oklahoma (PSO) and Southwestern Electric Power Company (SWEPCo) (collectively, the Registrants), to reflect the new reportable segments originally reported in the combined Report on Form 10-Q for the period ended March 31, 2003, and the impact upon management's discussion and analysis, the financial statements and the related notes, and the selected financial data as originally reported in our Annual Report on Form 10-K and Form 10-K/A (for AEP) for the fiscal year ended December 31, 2002 (Form 10-K and Form 10-K/A (for
AEP)). NO ATTEMPT HAS BEEN MADE IN THIS REPORT TO MODIFY OR UPDATE OTHER DISCLOSURES EXCEPT AS REQUIRED TO REFLECT THE EFFECTS OF THE NEW REPORTABLE SEGMENTS.

         As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, we realigned our business segments from Wholesale, Energy Delivery, and Other to Utility Operations, Investments-Gas Operations, Investments-UK Operations and Investments-Other. These new segments are consistent with how management establishes strategic goals, allocates resources and evaluates performance. Our first quarter 2003 Form 10-Q, previously filed with the Securities and Exchange Commission, reflects such segment changes. This Report provides updated information to conform information presented in our Annual Report to the presentation reported in our first quarter Form 10-Q. Accordingly, this Report provides additional information to that previously reported in our Form 10-K and Form 10-K/A (for AEP) in Item 1. Business, Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 7A. Quantitative and Qualitative Disclosures About Market Risk, Item 8. Financial Statements and Supplementary Data, and Item 15. Exhibits, Financial Statement Schedules and Reports on Form 8-K to reflect the aforementioned segment changes.

Item 7.  Financial Statements and Exhibits

         The Exhibit Index on page 4 is incorporated herein by reference.

                            SIGNATURES

                            AMERICAN ELECTRIC POWER COMPANY, INC.
                            AEP TEXAS CENTRAL COMPANY
                            AEP TEXAS NORTH COMPANY
                            APPALACHIAN POWER COMPANY
                            COLUMBUS SOUTHERN POWER COMPANY
                            INDIANA MICHIGAN POWER COMPANY
                            KENTUCKY POWER COMPANY
                            OHIO POWER COMPANY
                            PUBLIC SERVICE COMPANY OF OKLAHOMA
                            SOUTHWESTERN ELECTRIC POWER COMPANY


                            By:    /s/ JOSEPH M. BUONAIUTO
                                 --------------------------------------
                                 (Joseph M. Buoniauto, Controller and
                                       Chief Accounting Officer)

Date: May 14, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description

23.1     Consent of Deloitte & Touche LLP for AEP
23.2     Consent of Deloitte & Touche LLP for APCo
23.3     Consent of Deloitte & Touche LLP for CSPCo
23.4     Consent of Deloitte & Touche LLP for KPCo
23.5     Consent of Deloitte & Touche LLP for OPCo
23.6     Consent of Deloitte & Touche LLP for PSO
23.7     Consent of Deloitte & Touche LLP for SWEPCo
23.8     Consent of Deloitte & Touche LLP for TCC
99.1 Updated Item 1 of Form 10-K and Form 10-K/A, as applicable, of the Registrants
99.2 Updated 2002 Annual Reports of the Registrants, containing information required by Items 6, 7, 7A, 8 and 15 of Form 10-K and Form 10-K/A, as applicable, of the Registrants